EXHIBIT 10.1
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               AGREEMENT FOR DEED IN LIEU OF FORECLOSURE


     THIS AGREEMENT FOR DEED IN LIEU OF FORECLOSURE (this "Agreement") is entered into as of this 3rd day of May, 1999, by and between MALL OF MEMPHIS ASSOCIATES, an Illinois general partnership ("Associates"), and THE AMERICAN MALL OF MEMPHIS, LLC, a California limited liability company ("American").

                            R E C I T A L S

     This Agreement is made with reference to the following facts, which the parties hereto agree are true and accurate:

     A. Associates obtained three (3) loans (collectively, the "Loan") from Teachers Insurance and Annuity Association of America, a New York corporation ("IAA"). The Loan is evidenced by that certain Tennessee Deed of Trust Note No. 1 dated December 23, 1982, executed by Associates and payable to the order of TIAA, in the original principal amount of Thirty-Two Million Five Hundred Fifty Thousand Dollars ($32,550,000), that certain Tennessee Deed of Trust Note No. 2 dated December 23, 1982, executed by Associates and payable to the order of TIAA, in the original principal amount of Three Million Four Hundred Fifty Thousand Dollars ($3,450,000), and that certain Tennessee Deed of Trust Note No. 3 dated March 31, 1993, executed by Associates and payable to the order of TIAA, in the original principal amount of Nine Million Six Hundred Twenty-Five Thousand Dollars ($9,625,000) (collectively and as subsequently amended, the "Note").

     B. The obligations of Associates in connection with the Note are secured by, among other things, that certain Tennessee Deed of Trust, Assignment of Rents and Security Agreement dated as of December 23, 1982, executed by Associates for the benefit of TIAA and recorded in the Land Records of Shelby County, Tennessee as Instrument No. T7 9982 (as amended by that certain First Supplement to Deed of Trust, Assignment of Rents and Security Agreement, Modification of Notes and of Assignment of Lessor's Interest in Leases dated as of March 31, 1993 by and between Associates and TIAA and recorded in the Land Records of Shelby County, Tennessee as Instrument No. DL 0528 and that certain Second Supplement to Deed of Trust, Assignment of Rents and Security Agreement, Modification of Notes and of Assignment of Lessor's Interest in Leases dated as of February 1, 1997 by and between Associates and TIAA and recorded in the Land Records of Shelby County, Tennessee as Instrument No. GR 4888, the "Deed of Trust"), encumbering Associates' fee title in and to the real property commonly known as the Mall of Memphis, Memphis Tennessee and more particularly described on EXHIBIT A attached hereto, together with all buildings, improvements and fixtures thereon (the "Property").

     C. The Note, the Deed of Trust and all of the other documents described therein or executed in connection therewith, and all amendments thereto, are collectively referred to herein as the "Loan Documents."

     D. American hereby advises Associates that American has obtained, pursuant to that certain Assignment and Assumption of Loan Purchase and Sale Agreement of even date herewith between American and American Mall Property, LLC, a California limited liability company ("AMP"), an assignment of all of AMP's right title and interest in and to that certain Loan Purchase and Sale Agreement dated as of December 11, 1998, between AMP and TIAA (as amended, the "Loan Purchase Agreement"), pursuant to which American has contracted to purchase the Loan from TIAA. If American exercises its right to acquire the Loan, then TIAA shall assign all of its right, title and interest in and to the Note, the Deed of Trust and the other Loan Documents to American. American and Associates agree that a condition precedent to American's obligations under this Agreement shall be


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American's acquisition of the Loan under the Loan Purchase Agreement on such terms and conditions as American shall determine in its sole and absolute discretion. Such acquisition must occur prior to or, at the latest, concurrently with American obtaining fee simple title to the Property pursuant to the terms and conditions of this Agreement. American shall have no obligation, responsibility or liability to Associates under this Agreement if American fails or refuses to acquire the Loan from TIAA for any reason or under any circumstance, including without limitation a breach or default by either American or TIAA under the Loan Purchase Agreement. Associates acknowledges and agrees that it is not an intended third party beneficiary of the Loan Purchase Agreement and that American shall not have any obligation to Associates to enforce, perform or demand performance of the Loan Purchase Agreement by any party thereto. American further acknowledges and agrees that TIAA is not a party to and shall not be bound by this Agreement and has no obligation, responsibility or liability to honor this Agreement or to provide Associates with the benefits described herein if American fails or refuses to acquire the Property from Associates in accordance with the terms of this Agreement.

     E. The obligations of Associates under the Loan Documents are now in default; provided, however, that this statement is only for the benefit of American and only for the purposes of this Agreement.

     F. Associates has requested that upon American's acquisition of the Loan pursuant to the Loan Purchase Agreement, American forebear from foreclosing the Deed of Trust and accept a deed in lieu of foreclosure as herein provided.

     G. This Agreement is based upon arms-length negotiations among the parties.

     H. At the request of, and as an accommodation to, Associates, American has agreed, subject to the satisfaction of all the terms and conditions of this Agreement, to accept the conveyance of the Property in lieu of American enforcing its rights against Associates under any of the Loan Documents.


                           A G R E E M E N T

     In consideration of the above recitals, the promises, agreements, covenants and undertakings contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the terms set forth below shall have the following meanings:

           1.1 "Assignment" means that certain Assignment of Leases, Contracts and Permits in the form attached hereto as EXHIBIT B.

           1.2 "Bill of Sale" means that certain Bill of Sale in the form attached hereto as EXHIBIT C.

           1.9 "Borrower General Release" mean that certain General Release in the form attached hereto as EXHIBIT D.

           1.3 "Carlyle" means Carlyle Real Estate Limited Partnership - XI, an Illinois limited partnership.

           1.4 "Confidentiality Agreement" means that certain Access and Confidentiality Agreement dated as of January 1, 1999, executed by Associates and AMP and as assigned by AMP to American pursuant to that certain Assignment and Assumption of Confidentiality Agreement of even date herewith between American and AMP.



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           1.5   "Deed" means that certain Quitclaim Deed in the form
attached hereto as EXHIBIT E.

           1.6 "Transfer Documents" means all of the documents, other than this Agreement, executed by American and/or Associates in connection with the transaction contemplated by this Agreement.

           1.7   "Escrow" means Escrow No. 990222 with Escrow Holder.

           1.8 "Escrow Holder" means Chicago Title Company, a California corporation, located at 700 South Flower Street, Suite 900, Los Angeles, California 90017, Attention: Ms. Amy Hiraheta.

           1.9 "Lender General Release" mean that certain General Release in the form attached hereto as EXHIBIT F.

           1.10 "Governmental Authority" means all federal, state, county, municipal, and local governments, administrative agencies, and quasi-governmental authorities having jurisdiction over the Property (or any portion thereof) or Associates.

           1.11 "Hahn" means TrizecHahn Centers Inc. (formerly known as Ernest W. Hahn, Inc.), a California corporation.

           1.12 "Hazardous Materials" means any chemical, substance, object, conditions material or other substances defined or classified as dangerous, hazardous, toxic or as a pollutant or contaminant by the Federal Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq., the regulations promulgated from time to time thereunder, environmental laws administered by the Environmental Protection Agency or its state equivalent, and the laws, ordinances, rules or regulations of the State of Tennessee, or any other Governmental Authority.

           1.13 "HMC" means Hahn Mortgage Company, a California corporation and successor-in-interest to Memphis.

           1.14 "Memphis" means Mall of Memphis Associates, a Tennessee limited partnership.

           1.15 "Permits" means all those certain building and other permits, licenses, approvals, certificates of occupancy and other certificates issued or granted to Associates in connection with the Property.

           1.16 "Personal Property" means all tangible and intangible personal property owned by Associates for use in connection with the operation of the Property.

           1.17 "Project Documents" means all financial and other books and records maintained by Associates as of the date of this Agreement in connection with the operation of the Property and all leases, insurance policies, plans, specifications, engineering, soils and geologic reports, Hazardous Materials studies and reports, surveys, contracts, agreements and other documents concerning the construction, reconstruction, maintenance, repair, management, leasing or operation of the Property which are within the possession of or reasonably available to Associates (including, without limitation, all Permits).

           1.18 "REA Assignment" means that certain Assignment and Assumption of REA Rights and Obligations in the form attached hereto as EXHIBIT G.



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           1.19  "Tenant Deposits" means all sums deposited with
Associates and/or the manager of the Property in connection with and pursuant to the terms and conditions of any lease for all or any portion of the Property.

           1.20 "Termination Agreement" means a Termination Agreement to be executed by American, TIAA, Carlyle, Hahn, Associates and HMC in substantially the same form as attached hereto as EXHIBIT H.

           1.21 "Title Company" means Chicago Title Insurance Company, a Missouri corporation.

           1.22 "Title Policy" means an ALTA Owner's Policy of Title Insurance to be issued by Title Company to American.

     2. ACKNOWLEDGMENT OF INDEBTEDNESS: CLAIMS. Associates hereby acknowledges for the benefit of American only that it is indebted to the holder of the Note in the sum of at least Forty-Two Million Four Hundred Twenty-Two Thousand Two Dollars ($42,422,002) as of April 14, 1999.

     3. CONVEYANCE. Subject to the full satisfaction as of the date of the "Closing" (as defined below) of the conditions precedent set forth in
SECTION 9, Associates agrees to:

           3.1 Quitclaim to American, by execution and recordation of the Deed, fee title to the Property;

           3.2 Without recourse to Associates, grant, convey and transfer to American, by execution and delivery of the Bill of Sale, all of Associates' right, title and interest in and to the Personal Property, if any;

           3.3 Without recourse to Associates, assign absolutely to American, by execution and delivery of the Assignment and the REA Assignment, all of Associates' right, title, and interest, if any, in and to the following to the extent the same are assignable: (i) any and all Permits; (ii) any and all proceeds, or rights to proceeds, from any insurance policies for the Property resulting from any claim made on or against any such policies (net of any amounts payable to third-parties in connection with any such claim); (iii) any and all utility or service contracts; (iv) any and all existing warranties on the Property; (v) all plans, tests, soil tests, reports, specifications, engineering plans and reports, surveys and any other architectural or engineering data which concern the Property and which are in the possession of Associates; (vi) any and all proceeds or rights to proceeds in any threatened or pending condemnation proceedings or proceedings in lieu thereof; (vii) subject to the provisions of SECTION 7(b) regarding refunds of real estate taxes, any and all causes of action which Associates has against anyone, now or hereafter arising, with respect to the Property; (viii) any and all intangible property used in connection with the operation, leasing or ownership of the Property; and (ix) any and all leases for all or any portion of the Property; and

           3.4 Execute and deliver to American (through Escrow Holder) the other Transfer Documents to which it is a party.

     4. EXECUTION AND DELIVERY OF THE GENERAL RELEASE. Subject to the full satisfaction on or before the date of the Closing of the conditions precedent set forth in SECTION 8, American agrees to:

           4.1 Accept the Deed, the Assignment, the REA Assignment and the Bill of Sale and assume Associates' obligations and liabilities in connection therewith as provided therein;

           4.2 Forebear from commencing and/or continuing foreclosure proceedings under the Deed of Trust; and

           4.3 Execute and deliver to Associates (through Escrow Holder) the other Transfer Documents to which American is a party.

     5.    CLOSING.

           5.1 CLOSING DEADLINE. The transactions contemplated by this Agreement shall close (the "Closing") by recordation of the Deed in the Land Records of Shelby County, Tennessee as soon as possible after the satisfaction of all the conditions in SECTIONS 8 AND 9, but in no event later than 5:00 p.m. (Memphis, Tennessee time) on May 7, 1999 (the "Closing Deadline"). Time is specifically of the essence as to the Closing Deadline.

           5.2 DELIVERIES BY AMERICAN. At least one (1) day prior to the Closing Deadline (the "Deposit Date"), American shall deliver to
Escrow:

                 (i) Two (2) counterpart originals of the Assignment duly executed by American;

                 (ii) Three (3) counterpart originals of the REA
Assignment duly executed by American and acknowledged;

                 (iii)Three (3) counterpart originals of the Lender General Release duly executed by American and TIAA (it being acknowledged and agreed that the execution of the Lender General Release by TIAA shall be a condition to Closing benefitting American and Associates);

                 (iv) Six (6) counterpart originals of the Termination Agreement duly executed by American and TIAA (it being acknowledged and agreed that the execution of the Termination Agreement by TIAA shall be a condition to Closing benefitting American and Associates but neither American nor Associates shall be liable if TIAA fails to execute the Termination Agreement); and

                 (v) Any other documents reasonably required by Escrow Holder, Title Company and/or Associates provided that any such documents impose no liability or risk on American.

           5.3 DELIVERIES BY ASSOCIATES. On or prior to the Deposit Date, Associates shall deliver to Escrow:

                 (i) One (1) original of the Deed duly executed by Associates and acknowledged;

                 (ii) Two (2) counterpart originals of the Assignment duly executed by Associates;

                 (iii) Three (3) counterpart originals of the REA
Assignment duly executed by Associates and acknowledged;

                 (iv) One (1) original of the Bill of Sale duly executed by Associates;

                 (v) Three (3) counterpart originals of the Borrower General Release duly executed by Associates;

                 (vi) One (1) original Non-Foreign Affidavit duly executed by Associates;

                 (vii) Six (6) counterpart originals of the Termination Agreement duly executed by Associates, Carlyle, Hahn and HMC (it being acknowledged and agreed that the execution of the Termination Agreement by Carlyle, Hahn and HMC shall be a condition to Closing benefitting Associates and American but neither Associates nor American shall be liable if Hahn and/or HMC fail to execute the Termination Agreement); and

                 (viii) Any other documents reasonably required by Escrow Holder, Title Company and/or American provided that any such documents impose no liability or risk on Associates.

           5.4   INSPECTION AND DELIVERY.

                 (i) Associates shall, from and after the date hereof, make the originals (if available, otherwise legible copies) of the Project Documents available to American at the Property for American's review and inspection during Associates' normal business hours. Furthermore, concurrently with the Closing, Associates shall deliver the originals (if available, otherwise legible copies) of the Project Documents to American at the Property.

                 (ii) Associates shall not, from and after the date hereof, unreasonably delay or withhold its consent to American's physical investigation of the Property or to American's interaction with tenants of the Property for purposes of conducting interviews and/or obtaining estoppel certificates and subordination, non-disturbance and attornment agreements as provided in such tenants' leases.

                 (iii) American's rights under this SECTION 5.4 are subject to the terms and conditions of the Confidentiality Agreement and American's obligations under the Confidentiality Agreement shall survive the Closing.


     6.    ACTIONS AT CLOSING.  At the Closing:

           6.1 Title Company shall cause the Deed and one (1) fully-executed original of the REA Assignment to be recorded in the Land Records of Shelby County, Tennessee;

           6.2 Escrow Holder shall deliver the following documents as follows:

                 (i) To American, one (1) fully-executed original of the Assignment, the REA Assignment, the Borrower General Release, the
Termination Agreement, the Bill of Sale and the Non-Foreign Affidavit; a conformed copy of the recorded Deed and REA Assignment; and one (1) original and two (2) copies of the Title Policy.

                 (ii) To Associates, one (1) fully-executed original of the Assignment, the REA Assignment and the Lender General Release; four (4) fully-executed originals of the Termination Agreement; and a conformed copy of the recorded Deed and REA Assignment.

                 (iii) To TIAA, one (1) fully-executed original of the Borrower General Release and the Termination Agreement.

     7. CLOSING COSTS AND PRORATIONS. Costs incidental to the Closing shall be paid as follows:

           7.1 American shall pay all costs associated with the Closing or otherwise associated with this transaction, other than the fees of Associates' counsel and other consultants, including, without limitation, the premium for the Title Policy, all fees of the Escrow, transfer taxes, survey costs, and recording fees.

           7.2 Real estate taxes and rents actually received will be prorated at Closing to the extent of cash on hand. In addition, to the extent of cash on hand, Associates will deliver to American at Closing any and all Tenant Deposits. Otherwise, there shall be no prorations of any kind (nor shall there be any re-prorations after the Closing regardless of any errors) and Associates shall have no obligation to pay any additional amounts to American, whether or not any such amounts are delinquent; provided, however, that any rents or other receivables actually received by Associates after Closing shall be promptly remitted to American regardless of whether the rent or receivable received was for a period prior to or after the Closing and any rents or other receivables actually received by American after Closing shall be retained by American (and shall not be remitted to Associates) regardless of whether the rent or receivable received was for a period prior to or after the Closing. Associates shall pay all remaining cash on hand at Closing to TIAA (subject to the terms and conditions of that certain Cash Holdback Agreement between Associates and
TIAA), and American shall not be entitled to receive any of such cash, except as provided in the Loan Purchase Agreement (which shall not involve Associates), regardless of the existence of outstanding claims and bills (provided, however, that Associates shall continue to pay prior to Closing any such claims and bills received by Associates prior to Closing in the same manner as claims and bills were paid prior to the date hereof). Associates shall have no right to attempt to collect, in any manner whatsoever, any rents or receivables which were past due or delinquent at Closing (the right to collect such amounts to be assigned to American at Closing) and Associates hereby agrees to cooperate with American (at no cost to Associates) in its efforts to collect any such amounts. Notwithstanding the foregoing, to the extent Associates, American and/or TIAA actually receive any refunds for real estate taxes paid with respect to the Property for the tax years 1990 through 1999, and to the extent such refunds actually received are not required to be remitted to tenants of the Property under their leases or paid to attorneys in connection with the legal actions commenced to obtain such refunds (the amount of any such remittances and/or payments to be reasonably approved by Associates or TIAA, as applicable, prior to any such remittance and/or payment), such refunds actually received, to the extent related to the tax years 1990 through 1997, shall be delivered to Associates or retained by Associates, as the case may be, such refunds actually received, to the extent related to the tax year 1998, shall be delivered to TIAA or retained by TIAA, as the case may be, or such refunds actually received, to the extent related to the tax year 1999, shall be delivered to American or retained by American, as the case may be, and prorated between American and TIAA. American shall, at the reasonable request of Associates and/or TIAA, execute (either alone or with Associates and/or TIAA) and deliver to Associates and/or TIAA any and all additional instruments and documents (provided that such instruments and documents shall impose no liability or risk on American) which from time to time may be necessary or desirable to obtain refunds for real estate taxes paid with respect to the Property for the tax years 1990 through 1999.

     8. AMERICAN'S CONDITIONS. The following shall constitute conditions precedent to American's obligation to consummate the transactions contemplated by this Agreement:

           8.1   American shall have acquired the Loan.



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           8.2   American shall have received (i) a written confirmation
from Escrow Holder that the documents to be deposited in Escrow by Associates on or before the Deposit Date as described in SECTION 5.3 were so deposited, (ii) a written commitment from Title Company to issue the Title Policy with endorsements and exceptions to coverage approved by American in its sole and absolute discretion, and (iii) a partnership resolution of Associates approving the terms and conditions of this Agreement and authorizing the general partners of Associates to execute and deliver this Agreement and the Transfer Documents;

           8.3 American shall have reviewed and approved the Project Documents in American's sole and absolute discretion;

           8.4 All of Associates' representations and warranties set forth in SECTION 10 shall be true and correct as of the Closing;

           8.5 Associates shall have performed all of its obligations under this Agreement;

           8.6 The Termination Agreement has been executed by all parties thereto; and

           8.7 Associates, American and TIAA shall have signed, or otherwise approved in writing, an estimated closing statement prepared by Escrow Holder showing all amounts set forth in SECTION 7.

     9. ASSOCIATES' CONDITIONS. The following shall constitute conditions precedent to Associates' obligation to consummate the transactions contemplated by this Agreement:

           9.1   American shall have acquired the Loan.

           9.2 Associates shall have received a written confirmation from Escrow Holder that the documents to be deposited in Escrow by American on or before the Deposit Date as described in SECTION 5.2 were so deposited;

           9.3 American shall have performed its obligations under this Agreement;

           9.4 The Termination Agreement has been executed by all parties thereto; and

           9.5 Associates, American and TIAA shall have signed, or otherwise approved in writing, an estimated closing statement prepared by Escrow Holder showing all amounts set forth in SECTION 7.

     Upon Closing, the conditions precedent described in SECTIONS 8 AND 9 shall be deemed fully satisfied or waived.

     10. ASSOCIATES' REPRESENTATIONS AND WARRANTIES. Associates hereby represents and warrants to American, to the actual knowledge of Glenn Emig, with no duty to investigate, as follows:

           10.1 The execution, delivery, and performance of this Agreement and the Transfer Documents to which Associates is a party (i) have been, or will be, duly authorized and do not, and will not, require the consent or approval of any Governmental Authority or any other person or entity, and (ii) are not, and will not be, in contravention of or in conflict with any law or regulation or any term or provision of the partnership agreement for Associates or any other agreement to which Associates is a party.

           10.2 Neither the execution of this Agreement and the Transfer Documents to which Associates is a party, nor the transfer of Associates' interest in the Property, nor the performance of the other transactions contemplated by this Agreement is being consummated by Associates with any intent to hinder, delay or defraud any person or entity to whom Associates is now indebted or may hereafter become indebted.

           10.3 Associates has no intention to file any voluntary petition in bankruptcy, or to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any Federal, state or local law, or in equity, or to take any action which would directly or indirectly cause the Property or any portion thereof to become the property of any bankrupt estate or the subject of any bankruptcy, dissolution or insolvency proceedings.

           10.4 Other than with respect to the payments to be made in connection with the Loan, Associates is solvent as of the date hereof and will be solvent both as of and immediately after the Closing.

           10.5 As a result of the receipt by Associates of the consideration to be given by American pursuant to this Agreement
(including, without limitation, the execution of the Lender General Release and the Termination Agreement by American and TIAA), in Associates' opinion, Associates will receive a reasonably equivalent value in exchange for the transfer of its right, title and interest in and to the Property.

     11. NEW AGREEMENTS. Associates hereby agrees that it shall not, from and after the date of this Agreement, enter into any material leases, contracts or other agreements concerning the Property which would extend beyond the Closing without first obtaining the express written consent of American (which consent shall not be unreasonably withheld or delayed); provided, however, that American's consent shall not be required as to the termination of any management agreement affecting the Property. Failure by American to respond to Associates' written request for any such consent within ten (10) days of American's receipt of the same shall be deemed to be American's consent thereto.

     12. DISSOLUTION. To the extent that Associates has not begun dissolution proceedings (or has begun but is not prosecuting such proceedings to completion in accordance with all applicable laws and with due diligence), Associates covenants and agrees that it will not be active in any new business venture (including, without limitation, that Associates will not acquire or become responsible for any new debt, obligations or liabilities or participate in the ownership, management or operation of any new business or property).

     13. PROPERTY "AS IS". EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT ASSOCIATES IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF ASSOCIATES TO AMERICAN, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. AMERICAN ACKNOWLEDGES AND AGREES THAT UPON CLOSING ASSOCIATES SHALL SELL AND CONVEY TO AMERICAN AND AMERICAN SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. AMERICAN HAS NOT RELIED AND WILL NOT RELY ON, AND ASSOCIATES IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY ASSOCIATES, THE MANAGER OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT ASSOCIATES, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. AMERICAN REPRESENTS TO ASSOCIATES THAT AMERICAN HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS AMERICAN DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS MATERIALS ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF ASSOCIATES OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSOCIATES AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, AMERICAN SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY AMERICAN'S INVESTIGATIONS, AND AMERICAN, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED ASSOCIATES (AND ASSOCIATES' OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH AMERICAN MIGHT HAVE ASSERTED OR ALLEGED AGAINST ASSOCIATES (AND ASSOCIATES' OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY. AMERICAN AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS MATERIALS OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF AMERICAN.

     14. PRESERVATION OF RIGHTS REMEDIES AND DEFENSES. If, at any time following the Closing (a) Associates undertakes any legal proceeding to rescind or set aside this Agreement or any of the Transfer Documents to which it is a party for any reason whatsoever, including, without limitation, any claim that the transaction herein contemplated constitutes a preference or a fraudulent conveyance; or (b) the Property, or any part thereof, is required to be returned by American to Associates and is returned to Associates for any reason, including, without limitation, the insolvency, bankruptcy or reorganization of Associates (or in the event the conveyances herein are held to be preferential or fraudulent), then Associates' liability under the Loan Documents and all rights of American thereunder shall be revived and reinstated automatically without need of any further action by any party and, upon such a return of the Property to Associates, American's covenant not to sue contained in the Lender General Release shall be of no force or effect and shall be void ab initio.

     15.   INTENTIONALLY OMITTED.

     16. REMEDIES ARE CUMULATIVE. No waiver of any default shall be implied from any omission by American or Associates to take action on account of such default, even if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of any of the Transfer Documents shall be construed as a waiver of any subsequent breach of the same provision. American's consent to or approval of any act by Associates requiring further consent or approval shall not be deemed to waive or render unnecessary American's consent to or approval of any subsequent act. Associates' consent to or approval of any act by American requiring further consent or approval shall not be deemed to waive or render unnecessary Associates' consent to or approval of any subsequent act.

     17. UNCONDITIONAL AND ABSOLUTE TRANSFER. Except as otherwise expressly provided herein to the contrary, the grant, assignment, conveyance and transfer of the Property shall be unconditional and absolute and Associates shall not have (and does not reserve) any right, title or interest of any kind whatsoever in or to any part of the Property. Unless American's reservation of rights and remedies in SECTION 14 becomes operative, following the Closing, Associates forever waives and releases any and all rights of redemption and other rights, if any, which it might have or have had in connection with the Property, whether arising from the grant, assignment, conveyance and transfer of the Property described herein, or arising from any foreclosure sale which American might have elected to hold or may hereinafter hold pursuant to the Deed of Trust. Except as contemplated hereby, American does not hereby assume, directly or indirectly, any liability, obligation, duty or responsibility whatsoever for the payment, discharge or other resolution of any liability, obligation, indebtedness, lien, security interest, encumbrance, claim or other problem, condition or matter which has been or may hereafter be created or assumed by Associates, anyone associated with Associates or any of Associates' predecessors in interest or which may otherwise presently exist with respect to the Property. American may at any time after the Closing sell, transfer, encumber, lease, assign or abandon all or any portion of the Property and may take or omit to take any action which American in its sole and absolute discretion may deem to be in its best interest, and Associates shall have no right, title or interest in or to any portion of any consideration received by American in connection with any such sale, transfer, encumbrance, lease, assignment or abandonment of the Property.

     18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. American may, at any time or from time to time, assign or otherwise transfer all of its rights and/or obligations under this Agreement to any entity affiliated with AMP and/or American and Associates hereby consents and agrees to be bound by any such assignment or transfer. Such an assignment or transfer of this Agreement by American shall release American of any liability hereunder which accrues after the date of such assignment or transfer.

     19. COUNTERPARTS. This Agreement may be executed by facsimile in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

     20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee.

     21. ENTIRE AGREEMENT; CONFLICTS; EXHIBITS. This Agreement, the Termination Agreement, the Borrower General Release, the Lender General Release and the Confidentiality Agreement contain the entire agreement between American and Associates with respect to the Property, and Associates' obligations under the Loan Documents, and any prior representations, negotiations or agreements between the parties hereto are merged into this Agreement. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Termination Agreement, the Borrower General Release, the Lender General Release and/or the Confidentiality Agreement, the terms and conditions of this Agreement shall prevail as between American and Associates. All Exhibits attached hereto are incorporated herein by this reference.

     22. MERGER. It is the intent of the parties that upon execution, delivery, acceptance and recordation of the Deed and the consummation of the transaction contemplated by this Agreement the Deed shall merge with the Deed of Trust thereby extinguishing the lien, charge and encumbrance of the Deed of Trust and the other Loan Documents against the Property.

     23. AMENDMENTS: SURVIVAL. This Agreement may not be amended except by an amendment in writing signed by all parties hereto. This Agreement and the covenants, representations and warranties contained herein shall survive the Closing.

     24. BANKRUPTCY. Associates agrees that, should a voluntary bankruptcy be filed by Associates, Associates shall not contest a motion brought by American or its lender to dismiss, abstain or lift the automatic stay based upon this Agreement and the settlement contemplated hereunder. Associates agrees that, should an involuntary bankruptcy be filed against Associates, Associates shall not contest a motion brought by American or its lender to dismiss, abstain or lift the automatic stay as to the Property, based upon this Agreement and the settlement contemplated hereunder. The provisions of this SECTION 24 shall survive the Closing for four (4) years.

     25. FURTHER ASSURANCES. At any time or from time to time upon the request of American or Associates, the applicable other party shall execute all such additional documents and instruments and shall do such additional acts and things as American or Associates, as applicable, may reasonably request in order to fully effectuate the purposes of this Agreement at no cost or risk to either such party.

     26. LEGAL FEES. In the event of any controversy or dispute arising out of this Agreement, the prevailing party or parties shall be entitled to have and recover from the other party all attorneys' fees, witness fees, court costs and other litigation expenses incurred by the prevailing party, as determined by the court (including, all attorneys' fees, court costs and other expenses incurred by such party in connection with any appeal, any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding, and in connection with the enforcement of any judgement).

     27. NOTICES. Any notice or communication required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested,
(c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and addressed to the parties at the addresses stated below, or at such other address as either party may hereafter notify the other in writing as aforementioned.

To Associates:        Mall of Memphis Associates
                      c/o JMB Realty Corporation
                      900 North Michigan Avenue
                      Chicago, Illinois  60611
                      Attention:  Mr. Glenn Emig
                      Facsimile:  (312) 915-2310

With a copy to:       Pircher, Nichols & Meeks
                      1999 Avenue of the Stars, Suite 2600
                      Los Angeles, California  90067
                      Attention:  Real Estate Notices (SAH)
                      Facsimile:  (310) 201-8922

To American:          The American Mall of Memphis, LLC
                      c/o Memphis AMP, LLC
                      15303 Ventura Boulevard, Suite 1520
                      Sherman Oaks, California  91403
                      Attention:  Mr. Tony Quintero
                      Facsimile:  (818) 789-4030

With a copy to:       Kulik, Gottesman & Mouton
                      1880 Century Park East, Suite 1150
                      Los Angeles, California  90067
                      Attention:  Kent Y. Mouton, Esq.
                      Facsimile:  (310) 557-0224

To TIAA:              Teachers Insurance and Annuity Association
                      730 Third Avenue
                      New York, New York  10017-3206
                      Attention:  Ms. Jennifer Hochglaube
                      Facsimile:  (212) 916-6320

With a copy to:       Teachers Insurance and Annuity Association
                      730 Third Avenue
                      New York, New York  10017-3206
                      Attention:  Randi B. Margolin, Esq.
                      Facsimile:  (212) 953-9879

To Escrow Holder:     Chicago Title Insurance Company
                      6060 Poplar Avenue, Suite LL-37
                      Memphis, Tennessee  38119
                      Attention:  Ms. Mary Jane Beddow
                      Facsimile:  (901) 821-0400

     Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as evidenced by confirmed answerback if by facsimile, as shown by the addressee's return receipt if by certified mail, as confirmed by the courier service if by courier or the expiration of three (3) business days after the date mailed (whichever is earlier), except that service of any notice of default or notice of sale provided or required by law shall, if mailed, be deemed effective on the date of mailing.

     28. RISK OF LOSS. In the event of a material casualty or condemnation affecting the Property prior to the Closing, American shall have the right, in its sole and absolute discretion, to terminate this Agreement.

     29. LIMITATION ON RIGHTS AND REMEDIES. Notwithstanding anything to the contrary contained in this Agreement or any of the Transfer Documents, American's rights and remedies in the event Associates fails to comply with any obligation of Associates under this Agreement prior to the Closing shall be limited to the right to terminate this Agreement before the Closing; provided, however, that if Associates fails to make the conveyances required by this Agreement, American shall also be entitled to the remedy of specific performance.

     30. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     31. LANGUAGE OF AGREEMENT. The language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any party.

     32. CAPTIONS. Any captions to, or headings of, the Sections of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or the determination of the validity of this Agreement or of any provision hereof.

     33. TIME OF ESSENCE. Time is of the essence of each and every term, condition, obligation and provision of this Agreement.


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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

           ASSOCIATES:      MALL OF MEMPHIS ASSOCIATES,
                            an Illinois general partnership

                            By:   Carlyle Real Estate Limited
                                  Partnership - XI,
                                  an Illinois limited partnership,
                                  its General Partner

                                  By:  JMB Realty Corporation,
                                       a Delaware corporation,
                                       its General Partner


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

                                  By:  JMB Realty Corporation,
                                       a Delaware corporation,
                                       its General Partner


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

           AMERICAN:        THE AMERICAN MALL OF MEMPHIS, LLC,
                            a California limited liability company

                            By:   Memphis AMP, LLC,
                                  a California limited liability company,
                                  its Manager


                                  By:  ___________________________
                                  Name:___________________________
                                  Its: ___________________________


                                  By:  ___________________________
                                  Name:___________________________
                                  Its: ___________________________

                     ACCEPTANCE BY ESCROW HOLDER:


Dated:  May ___, 1999

     The undersigned hereby acknowledges that it has received a fully-executed or executed counterparts of the foregoing Agreement for Deed in Lieu of Foreclosure and agrees to act as Escrow Holder thereunder and to be bound by and perform the obligations thereof.

                      CHICAGO TITLE INSURANCE COMPANY


                      By:   _______________________
                      Name: _______________________
                      Its:  _______________________

              ASSIGNMENT OF LEASES, CONTRACTS AND PERMITS


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, MALL OF MEMPHIS ASSOCIATES, an Illinois general partnership ("Assignor"), does hereby, as of the date set forth below, assign, transfer and set over to THE AMERICAN MALL OF MEMPHIS, LLC, a California limited liability company ("Assignee"), without warranty or recourse, all of Assignor's right, title and interest, if any, in and to the items described in EXHIBIT A attached hereto, to the extent assignable (collectively, the "Property"), and Assignee does hereby, from and after the date set forth below, accept such assignment and agree to be bound by and perform all of Assignor's duties, covenants and obligations with respect to the Property which are to be performed in the first instance on or after the date set forth below.

     1. Assignor represents and warrants to Assignee that the execution and delivery of this Assignment has been duly authorized by Assignor.

     2. Assignee represents and warrants to Assignor that the execution and delivery of this Assignment has been duly authorized by Assignee.

     3. This Assignment is an absolute and outright assignment of Assignor's right, title, and interest in and to the Property which shall be effective from and after the date set forth below.

     4. This Assignment may be relied upon as conclusive evidence that the Property has been assigned and set over to Assignee to the extent the Property is assignable.

     5. Assignor hereby represents and warrants to Assignee, to the actual knowledge of Glenn Emig, with no duty to investigate, that no previous assignment of Assignor's interest in the Property has been made other than a collateral assignment to Teachers Insurance and Annuity Association of America.

     6. This Assignment shall be binding upon and inure to the benefit of the successors and assigns of Assignor and Assignee.

     7. This Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of Tennessee.

     8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.


                 [This Space Intentionally Left Blank;
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


     IN WITNESS WHEREOF, this Assignment has been executed by Assignor as of this 4th day of May, 1999.

           ASSIGNOR:        MALL OF MEMPHIS ASSOCIATES,
                            an Illinois general partnership

                            By:   Carlyle Real Estate Limited
                                  Partnership - XI,
                                  an Illinois limited partnership,
                                  General Partner

                                  By:  JMB Realty Corporation,
                                       a Delaware corporation,
                                       General Partner


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

           ASSIGNEE:        THE AMERICAN MALL OF MEMPHIS, LLC,
                            a California limited liability company

                            By:   Memphis AMP, LLC, a California
                                  limited liability company,
                                  its Manager


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

                               EXHIBIT A
                                  TO
                         ASSIGNMENT OF LEASES,
                         CONTRACTS AND PERMITS


     (A) All contracts and agreements relating to or required for the development, refurbishment, use, occupancy or operation of that certain real property commonly known as Mall of Memphis, Memphis, Tennessee (the "Real Property"), including, without limitation, all maintenance, service and utility contracts;

     (B) All authorizations, approvals, permits, variances and land use entitlements relating to or required for the refurbishment use, occupancy or operation of the Real Property;

     (C) All warranties, guaranties and indemnities (including, without limitation, those for workmanship, materials and performance) that now exist or that hereafter may exist, from, by or against any contractor, subcontractor, manufacturer, supplier, laborer or other service provider relating to the Real Property;

     (D) All plans, drawings and specifications for any improvements located on the Real Property; and

     (E) All other intangible property relating to or required for the refurbishment, use, occupancy or operation of the Real Property, including, without limitation, any and all trade names, trademarks, styles, logotypes, copyrights or fictitious business names used in connection with the ownership, leasing or operation of the Real Property.

     (F) All leases, lease guaranties, if any, and all lease security deposits with respect to the Real Property.

                             BILL OF SALE

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, MALL OF MEMPHIS ASSOCIATES, an Illinois general partnership ("Transferor"), does hereby, as of the date set forth below, transfer, convey and sell to THE AMERICAN MALL OF MEMPHIS, LLC, a California limited liability company, without warranty or recourse, all of Transferor's rights, title and interest in and to (collectively, the "Personal Property") all tangible and intangible personal property, including, without limitation, all furniture, fixtures, machinery and equipment, owned by Transferor in connection with the ownership, maintenance and/or operation of that certain real property commonly known as Mall of Memphis, Memphis, Tennessee (the "Property").

     1. Transferor represents and warrants to Transferee that the execution and delivery of this Bill of Sale has been duly authorized by Transferor.

     2. This Bill of Sale is an absolute and outright transfer, conveyance, and sale of title to the Personal Property which shall be effective from and after the date set forth below.

     3. This Bill of Sale may be relied upon as conclusive evidence that the Personal Property has been transferred, conveyed and sold Transferee.

     4. Transferor hereby represents and warrants to Transferee, to the actual knowledge of Glenn Emig, with no duty to investigate, that no previous transfer, conveyance or sale of Transferor's interest in the Personal Property has been made other than a collateral assignment to Teachers Insurance and Annuity Association of America.

     5. This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Transferor and Assignee.

     6. This Bill of Sale shall be governed by and construed and interpreted in accordance with the laws of the State of Tennessee.


                 [This Space Intentionally Left Blank;
                  Signatures Begin On The Next Page]

     IN WITNESS WHEREOF, this Bill of Sale has been executed by Transferor on this 4th day of May, 1999.

           TRANSFEROR:      MALL OF MEMPHIS ASSOCIATES,
                            an Illinois general partnership

                            By:   Carlyle Real Estate Limited
                                  Partnership - XI,
                                  an Illinois limited partnership,
                                  General Partner

                                  By:  JMB Realty Corporation,
                                       a Delaware corporation,
                                       General Partner


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

                            GENERAL RELEASE


                    KNOW ALL MEN BY THESE PRESENTS:

     That Mall of Memphis Associates, an Illinois general partnership ("Associates"), and anyone claiming through or under Associates (collectively "Releasor"), for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, hereby releases and forever discharges Teachers Insurance and Annuity Association of America, a New York corporation ("TIAA"), The American Mall of Memphis, LLC, a California limited liability company ("AMM"), together with all of their affiliates, subsidiaries, directors, officers, agents, partners, representatives and employees, and their respective heirs, executors, administrators, successors and assigns (collectively, "Releasee"), from any and all actions, causes of action, suits, obligations, claims, contracts, promises, covenants and demands whatsoever, in law or in equity, which Releasor, or any of their respective heirs, executors, administrators, successors and assigns, may have against Releasee by reason of any matter, cause or thing done, omitted or suffered to be done by Releasee to the extent related to or in any way connected with (a) that certain loan (the "Loan") made by TIAA to Associates and secured by the property commonly known as the Mall of Memphis in Memphis, Tennessee (the "Property"), (b) the documents relating to the Loan, (c) the Property or (d) the relationship that Releasor may have had with Releasee with respect thereto, relating to the period of time prior to and including the date hereof, except for: (i) any claim arising out of Associates's right to receive refunds, if any, for real estate taxes paid with respect to the Property for the 1990 through 1997 tax years; (ii) any claims made by third parties against Releasor based upon or arising out of acts or obligations of Releasee prior to the date hereof (except third party claims based upon or arising out of environmental conditions related to the Property); and (iii) any claim arising out of or resulting from the breach of any agreement, covenant or warranty or any misrepresentation of Releasee under this General Release or, as to the parties thereto, that certain Agreement for Deed in Lieu of Foreclosure (the "Deed in Lieu Agreement") by and between Associates and AMM, or any other agreement executed pursuant to the Deed in Lieu Agreement, including without limitation that certain "Termination Agreement" (as defined in the Deed in Lieu Agreement).

     Anything contained herein to the contrary notwithstanding, this General Release shall be deemed to be void ab initio and of no further force or effect if Releasor shall (a) commence any action, including, without limitation, a case under the U.S. Bankruptcy Code or any other debtor-relief law, to prevent or rescind the transfer of the Property, or any part thereof, to AMM, or (b) become a party to a case under the U.S. Bankruptcy Code or any other debtor-relief case or proceeding which results in the prevention or rescission of the transfer of the Property, or any part thereof, to AMM.

     To the extent that the laws (including, without limitation, statutory law, common law or otherwise) of Tennessee, New York or any other state provide that the release described in the first paragraph of this General Release (the "Release") does not extend to (i) claims which Releasor does not know of or suspect to exist in its favor at the time of providing the Release, or (ii) claims which were not contemplated by Releasor at the time the Release was provided, Releasor hereby waives the protections of any such laws in connection with the matters that are the subject of the Release.

     Associates hereby confirms and represents that it has willingly signed this General Release without any coercion or unlawful action on the part of Releasee or any other party designed to obtain such signature.

                 [This Space Intentionally Left Blank;
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


     Executed on this 4th day of May, 1999.

           ASSOCIATES:      MALL OF MEMPHIS ASSOCIATES,
                            an Illinois general partnership

                            By:   Carlyle Real Estate Limited
                                  Partnership - XI,
                                  an Illinois limited partnership,
                                  its General Partner

                                  By:  JMB Realty Corporation,
                                       a Delaware corporation,
                                       its General Partner


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________


                            By:   JMB Realty Corporation,
                                  a Delaware corporation,
                                  its General Partner


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

THIS INSTRUMENT PREPARED BY:


Owen P. Gross, Esq.
Kulik, Gottesman & Mouton, LLP
1880 Century Park East, Suite 1150
Los Angeles, California  90067-1611
________________________________________________________________________



                            QUITCLAIM DEED
                            --------------



     Know all men by these presents, that MALL OF MEMPHIS ASSOCIATES, an Illinois general partnership ("Grantor"), for and in consideration of no cash, does hereby bargain, sell, remise, release, quitclaim and convey unto THE AMERICAN MALL OF MEMPHIS, LLC, a California limited liability company, the real estate located in the City of Memphis, County of Shelby, State of Tennessee, as more particularly described on EXHIBIT A attached hereto.


     IN WITNESS WHEREOF, Grantor has executed this Quitclaim Deed as of May 3, 1999.


GRANTOR:              MALL OF MEMPHIS ASSOCIATES,
                      an Illinois general partnership

                      By: Carlyle Real Estate Limited Partnership - XI, an Illinois limited partnership, its General Partner

                            By:   JMB Realty Corporation,
                                  a Delaware corporation,
                                  its General Partner


                                  By:  _______________________
                                  Name:_______________________
                                  Its: _______________________


     State of    ___________________


     No actual cash consideration was paid in
     County of   ___________________   connection
     with this transfer


     Subscribed and sworn to before me  ___________________________
     the _____ day of __________, 1999.     Affiant

     ___________________________
     Notary Public


     My Commission Expires: ___________________________
                            (Affix Seal)

     This is improved property known as:
           4451 Mall of Memphis
           Memphis, Tennessee  38118

     Wherever used, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders.

     Witness our hand this _____ day of __________, 1999, the corporate party, if any, having caused its name to be signed hereto by its duly authorized officer on such day and date.

           State of   ___________________

           County of  ___________________


     Before me, ___________________________, a Notary Public in and for such County and State, personally appeared ___________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be ___________________ of JMB Realty Corporation, the general partner of Carlyle Real Estate Limited Partnership - XI, the general partner of the within named bargainor, and that ___________________________ as such ___________________ being authorized so to do, executed the foregoing instrument for the purpose therein contained.

     Witness my hand and official seal, at office in _________________________________ this _____ day of __________, 1999.

                                  ___________________________
                                  Notary Public

           My Commission Expires: ___________________________
                                  (Affix Seal)

ADDRESS OF NEW OWNER,
WHEN RECORDED MAIL TO AND
MAIL TAX STATEMENTS TO:

The American Mall of Memphis, LLC
c/o Memphis AMP, LLC
15303 Ventura Boulevard, Suite 1520
Sherman Oaks, California  91403
Attention:  Mr. Tony Quintero

                               EXHIBIT A


                           LEGAL DESCRIPTION


                            (See Attached)

                            GENERAL RELEASE


KNOW ALL MEN BY THESE PRESENTS:

     That Teachers Insurance and Annuity Association of America, a New
York corporation ("TIAA"), The American Mall of Memphis, LLC, a California limited liability company ("AMM"), and anyone claiming through or under TIAA and/or AMM (collectively "Releasor"), for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, hereby release and forever discharge Mall of Memphis Associates, an Illinois general partnership ("Associates"), together with all of its affiliates, subsidiaries, directors, officers, agents, partners, representatives and employees, and their respective heirs, executors, administrators, successors and assigns (collectively, "Releasee"), from any and all actions, causes of action, suits, obligations, claims, contracts, promises, covenants and demands whatsoever, in law or in equity, which Releasor, or any of their respective heirs, executors, administrators, successors and assigns, may have against Releasee by reason of any matter, cause or thing done, omitted or suffered to be done by Releasee to the extent related to or in any way connected with (a) that certain loan (the "Loan") made by TIAA to Associates and secured by the property commonly known as the Mall of Memphis in Memphis, Tennessee (the "Property"), (b) the documents relating to the Loan, (c) the Property or (d) the relationship that Releasor may have had with Releasee with respect thereto, relating to the period of time prior to and including the date hereof, except for: (i) any claim arising out of TIAA's right to receive refunds, if any, for real estate taxes paid with respect to the Property for the 1998 tax year; (ii) any claim arising out of TIAA's right to receive all cash on hand held by Releasee in connection with the Property as of the date hereof (subject to Releasee's right to pay invoices, bills and other claims for matters which accrued prior to the date hereof from such cash on hand pursuant to and in accordance with that certain Cash Holdback Agreement of even date herewith between Releasee and TIAA); (iii) any claims made by third parties against Releasor based upon or arising out of acts or obligations of Releasee prior to the date hereof (except third party claims based upon or arising out of environmental conditions related to the Property); and (iv) any claim arising out of or resulting from the breach of any agreement, covenant or warranty or any misrepresentation of Releasee under this General Release or, as to the parties thereto, that certain Agreement for Deed in Lieu of Foreclosure (the "Deed in Lieu Agreement") by and between Associates and AMM, or any other agreement executed pursuant to the Deed in Lieu Agreement, including without limitation that certain "Termination Agreement" (as defined in the Deed in Lieu Agreement).

     Anything contained herein to the contrary notwithstanding, this General Release shall be deemed to be void ab initio and of no further force or effect if Releasee shall (a) commence any action, including, without limitation, a case under the U.S. Bankruptcy Code or any other debtor-relief law, to prevent or rescind the transfer of the Property, or any part thereof, to AMM, or (b) become a party to a case under the U.S. Bankruptcy Code or any other debtor-relief case or proceeding which results in the prevention or rescission of the transfer of the Property, or any part thereof, to AMM.

     To the extent that the laws (including, without limitation, statutory law, common law or otherwise) of Tennessee, New York or any other state provide that the release described in the first paragraph of this General Release (the "Release") does not extend to (i) claims which Releasor does not know of or suspect to exist in its favor at the time of providing the Release, or (ii) claims which were not contemplated by Releasor at the time the Release was provided, Releasor hereby waives the protections of any such laws in connection with the matters that are the subject of the Release.

     TIAA and AMM both hereby confirm and represent that they have willingly signed this General Release without any coercion or unlawful action on the part of Releasee or any other party designed to obtain such signature. This General Release may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.







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


     Executed on this 4th day of May, 1999.

           TIAA:      TEACHERS INSURANCE AND ANNUITY
                      ASSOCIATION OF AMERICA,
                      a New York corporation


                      By:   ___________________________
                      Name: ___________________________
                      Its:  ___________________________

           AMM:       THE AMERICAN MALL OF MEMPHIS, LLC,
                      a California limited liability company

                      By:   Memphis AMP, LLC,
                            a California limited liability company,
                            its Manager


                            By:   ___________________________
                            Name: ___________________________
                            Its:  ___________________________


                            By:   ___________________________
                            Name: ___________________________
                            Its:  ___________________________

THIS INSTRUMENT PREPARED BY:

Owen P. Gross, Esq.
Kulik, Gottesman & Mouton, LLP
1880 Century Park East, Suite 1150
Los Angeles, California  90067-1611
_________________________________________________________________________


        ASSIGNMENT AND ASSUMPTION OF REA RIGHTS AND OBLIGATIONS


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, MALL OF MEMPHIS ASSOCIATES, an Illinois general partnership ("Assignor"), does hereby, as of the date set forth below, assign, transfer and set over to THE AMERICAN MALL OF MEMPHIS, LLC, a California limited liability company ("Assignee"), without warranty or recourse, all of Assignor's right, title and interest under that certain Construction, Operation and Reciprocal Easement Agreement dated as of October 1, 1981, affecting real property commonly known as the Mall of Memphis, Memphis Tennessee and more particularly described on EXHIBIT A attached hereto (as amended, the REA"), and Assignee does hereby, from and after the date set forth below, accept such assignment and agree to be bound by and perform all of Assignor's duties, covenants and obligations under the REA which are to be performed in the first instance on or after the date set forth below.

     1. Assignor represents and warrants to Assignee that the execution and delivery of this Assignment has been duly authorized by Assignor.

     2. Assignee represents and warrants to Assignor that the execution and delivery of this Assignment has been duly authorized by Assignee.

     3. This Assignment is an absolute and outright assignment of Assignor's right, title, and interest in and to the Property which shall be effective from and after the date set forth below.

     4. This Assignment may be relied upon as conclusive evidence that the Property has been assigned and set over to Assignee to the extent the Property is assignable.

     5. Assignor hereby represents and warrants to Assignee, to the actual knowledge of Glenn Emig, with no duty to investigate, that no previous assignment of Assignor's interest in the Property has been made other than a collateral assignment to Teachers Insurance and Annuity Association of America.

     6. This Assignment shall be binding upon and inure to the benefit of the successors and assigns of Assignor and Assignee.

     7. This Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of Tennessee.

     8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.





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


     IN WITNESS WHEREOF, this Assignment has been executed by Assignor as of this 3rd day of May, 1999.

           ASSIGNOR:        MALL OF MEMPHIS ASSOCIATES,
                            an Illinois general partnership

                            By:   Carlyle Real Estate Limited
                                  Partnership - XI,
                                  an Illinois limited partnership,
                                  General Partner

                                  By:  JMB Realty Corporation,
                                       a Delaware corporation,
                                       General Partner


                                       By:   _______________________
                                       Name: _______________________
                                       Its:  _______________________

           ASSIGNEE:        THE AMERICAN MALL OF MEMPHIS, LLC,
                            a California limited liability company

                            By:   Memphis AMP, LLC,
                                  a California limited liability company,
                                  its Manager


                                  By:  ___________________________
                                  Name:___________________________
                                  Its: ___________________________


                                  By:  ___________________________
                                  Name:___________________________
                                  Its: ___________________________

                               EXHIBIT A


                           LEGAL DESCRIPTION


                            (See Attached)